SUPPLEMENT TO THE CLASS I AND CLASS II STATEMENT
                            OF ADDITIONAL INFORMATION

                       TEMPLETON DEVELOPING MARKETS TRUST
                              SAI dated May 1, 1996
                          (as amended November 1, 1996)

                           TEMPLETON GROWTH FUND, INC.
                            SAI dated January 1, 1997

                  TEMPLETON GLOBAL SMALLER COMPANIES FUND, INC.
                            SAI dated January 1, 1997

                           TEMPLETON GLOBAL BOND FUND
                            SAI dated January 1, 1997

I. As of January 1, 1997 the Fund offers a third class of shares, designated "Advisor Class ." This SAI describes the Class I and Class II shares of the Fund.

All Fund shares outstanding before the offering of Advisor Class shares will retain their previous rights and privileges.

Class I, Class II and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus and SAI relating only to that class. For more information concerning Advisor Class, contact your investment representative or Distributors.

II. The discussion under "LETTER OF INTENT - CLASS I" is amended to remove the reference to Class II shares.

III. The discussion under "THE RULE 12B-1 PLANS" is amended by replacing the first paragraph with the following text:

           The Fund has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class I and Class II shares.

January 1, 1997